                                   FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
                                April 15, 1999
                            ------------------------
                                (Date of Report)

                            NATIONAL PROCESSING, INC.
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             (Exact name of registrant as specified in its charter)



Ohio                                    1-11905               61-1303983
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(State or other jurisdiction          (Commission            IRS Employer
  of incorporation)                    File Number)          Identification No.)



One Oxmoor Place, 101 Bullitt Lane, Suite 450, Louisville, Kentucky   40222
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(Address of principal executive offices)                            (Zip Code)




                                 (502) 326-7000
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              (Registrant's telephone number, including area code)

Item 5.  Other Events
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         On April 15, 1999, the Registrant issued a News Release reporting earnings for the first quarter of Fiscal Year 1999.

         Reference is made to the News Release, dated April 15, 1999, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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         a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED: None

         b) PRO FORMA FINANCIAL INFORMATION: None.

         c) EXHIBITS:
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         99.1 News Release, dated April 15, 1999 incorporated HEREIN by reference.

                                   Signatures
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.
                                               NATIONAL PROCESSING, INC.


Dated:  April 15, 1999                         By /s/  Carlton E. Langer
                                                  ----------------------
                                                  Name: Carlton E. Langer
                                                  Title: Assistant Secretary